Exhibit 10.1

AMENDMENT TO

WARRANT TO PURCHASE COMMON STOCK

This Amendment to Warrant to Purchase Common Stock (this “Amendment”), dated as of July 17, 2017, to the Warrant to Purchase Common Stock, made as of July 21, 2014 (the “Warrant”), is entered into by and between Iradimed Corporation, a Delaware corporation (the “Company”) and Lisa Walters-Hoffert, the registered holder of the Warrant (the “Holder”).  Capitalized terms not defined herein shall have the meaning ascribed to such terms in the Warrant.

WHEREAS, the Company and the Holder have agreed to extend the Expiration Date of the Warrant in exchange for an increase in its Exercise Price; and

WHEREAS, Section 9 of the Warrant provides that the provisions of the Warrant may be amended by consent or agreement executed by the Holder.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree to amend the Warrant as set forth herein.

1.                                      Exercise Price. Section 1(b) of the Warrant is hereby amended and restated in its entirety as follows:

Exercise Price. For purposes of this Warrant, “Exercise Price” means $10.05, subject to adjustment as provided herein.

2.                                      Expiration Date. Section 15(g) of the Warrant is hereby amended and restated in its entirety as follows:

“Expiration Date” means July 17, 2019.

3.                                      Miscellaneous.  Except as amended herein, the Warrant shall remain in full force and effect.  This Amendment may be executed in any number of facsimile counterparts, each of which shall be an original, but which together constitute one and the same instrument.  This Amendment may be executed and delivered by facsimile.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Warrant to Purchase Common Stock as of the date first written above.

IRADIMED CORPORATION

By:	/s/ Roger Susi
Name: Roger Susi
Title: Chief Executive Officer and President

Lisa Walters-Hoffert

By:	/s/ Lisa Walters-Hoffert
Name: Lisa Walters-Hoffert
Title: Individual Investor